EDGAR  EXHIBIT  10
REFERENCE  N-1A  EXHIBIT  (J)

Arthur Andersen

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated October 19, 2000, on the Statement of Assets and Liabilities as of October 19, 2000 of the Calvert Large cap Growth Fund, one portfolio comprising the Calvert Impact Fund, Inc., and to all references to our Firm included in or made part of this Pre-Effective Amendment
No. 2 on form N-1A to the Registration Statement File No. 333-43456.

Arthur Andersen LLP